AMENDMENT NO. [2]

TO THE

SECOND AMENDED AND RESTATED DISTRIBUTION PLAN

CLASS B and BX SHARES

The Second Amended and Restated Master Distribution Plan (the “Plan”), dated as of July 1, 2015, as subsequently amended, pursuant to Rule 12b-1, is hereby amended, dated June 28, 2016, as follows:

WHEREAS, the parties desire to amend the Plan to change the name of Invesco Money Market Fund to Invesco Government Money Market Fund;

NOW THEREFORE, Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

Schedule A

Funds with Class B or Class BX Shares

		12b-1PLAN
AIM COUNSELOR SERIES TRUST		MAXIMUM DISTRIBUTION FEE*	MAXIMUM SHAREHOLDER SERVICES FEE	MAXIMUM AGGREGATE FEE
Invesco American Franchise Fund –	Class B (reim)	0.75%	0.25%	1.00%
Invesco California Tax-Free Income Fund –	Class B (reim)	0.50%	0.25%	0.75%
Invesco Core Plus Bond Fund –	Class B (comp)	0.75%	0.25%	1.00%
Invesco Equally-Weighted S&P 500 Fund –	Class B (reim)	0.75%	0.25%	1.00%
Invesco Equity and Income Fund –	Class B (reim)	0.75%	0.25%	1.00%
Invesco Global Real Estate Income Fund –	Class B (comp)	0.75%	0.25%	1.00%
Invesco Growth and Income Fund –	Class B (reim)	0.75%	0.25%	1.00%
Invesco Pennsylvania Tax Free Income Fund –	Class B (reim)	0.75%	0.25%	1.00%
Invesco S&P 500 Index Fund –	Class B (reim)	0.75%	0.25%	1.00%
Invesco Small Cap Discovery Fund –	Class B (reim)	0.75%	0.25%	1.00%
Invesco Low Volatility Equity Yield Fund –	Class B (comp)	0.75%	0.25%	1.00%

		12b-1PLAN
AIM EQUITY FUNDS		MAXIMUM DISTRIBUTION FEE*	MAXIMUM SHAREHOLDER SERVICES FEE	MAXIMUM AGGREGATE FEE
Invesco Charter Fund –	Class B (comp)	0.75%	0.25%	1.00%
Invesco Diversified Dividend Fund –	Class B (comp)	0.75%	0.25%	1.00%
Invesco Summit Fund –	Class B (comp)	0.75%	0.25%	1.00%

		12b-1PLAN
AIM FUNDS GROUP		MAXIMUM DISTRIBUTION FEE*	MAXIMUM SHAREHOLDER SERVICES FEE	MAXIMUM AGGREGATE FEE
Invesco European Small Company Fund –	Class B (comp)	0.75%	0.25%	1.00%
Invesco Global Core Equity Fund –	Class B (comp)	0.75%	0.25%	1.00%
Invesco International Small Company Fund –	Class B (comp)	0.75%	0.25%	0.25%
Invesco Small Cap Equity Fund –	Class B (comp)	0.75%	0.25%	1.00%

		12b-1PLAN
AIM GROWTH SERIES		MAXIMUM DISTRIBUTION FEE*	MAXIMUM SHAREHOLDER SERVICES FEE	MAXIMUM AGGREGATE FEE
Invesco Balanced-Risk Retirement Now Fund –	Class B (comp)	0.75%	0.25%	1.00%
Invesco Balanced-Risk Retirement 2020 Fund –	Class B (comp)	0.75%	0.25%	1.00%
Invesco Balanced-Risk Retirement 2030 Fund –	Class B (comp)	0.75%	0.25%	1.00%

		12b-1PLAN
AIM GROWTH SERIES		MAXIMUM DISTRIBUTION FEE*	MAXIMUM SHAREHOLDER SERVICES FEE	MAXIMUM AGGREGATE FEE
Invesco Balanced-Risk Retirement 2040 Fund –	Class B (comp)	0.75%	0.25%	1.00%
Invesco Balanced-Risk Retirement 2050 Fund –	Class B (comp)	0.75%	0.25%	1.00%
Invesco Conservative Allocation Fund –	Class B (comp)	0.75%	0.25%	1.00%
Invesco Convertible Securities Fund –	Class B (reim)	0.75%	0.25%	1.00%
Invesco Global Low Volatility Equity Yield Fund –	Class B (comp)	0.75%	0.25%	1.00%
Invesco Growth Allocation Fund –	Class B (comp)	0.75%	0.25%	1.00%
Invesco Income Allocation Fund –	Class B (comp)	0.75%	0.25%	1.00%
Invesco International Allocation Fund –	Class B (comp)	0.75%	0.25%	1.00%
Invesco Mid Cap Core Equity Fund –	Class B (comp)	0.75%	0.25%	1.00%
Invesco Moderate Allocation Fund –	Class B (comp)	0.75%	0.25%	1.00%
Invesco Small Cap Growth Fund –	Class B (comp)	0.75%	0.25%	1.00%
Invesco U.S Mortgage Fund –	Class B (reim)	0.75%	0.25%	1.00%

		12b-1PLAN
AIM INTERNATIONAL MUTUAL FUNDS		MAXIMUM DISTRIBUTION FEE*	MAXIMUM SHAREHOLDER SERVICES FEE	MAXIMUM AGGREGATE FEE
Invesco Asia Pacific Growth Fund –	Class B (comp)	0.75%	0.25%	1.00%
Invesco European Growth Fund –	Class B (comp)	0.75%	0.25%	1.00%

		12b-1PLAN
AIM INTERNATIONAL MUTUAL FUNDS		MAXIMUM DISTRIBUTION FEE*	MAXIMUM SHAREHOLDER SERVICES FEE	MAXIMUM AGGREGATE FEE
Invesco Global Growth Fund –	Class B (comp)	0.75%	0.25%	1.00%
Invesco Global Small & Mid Cap Growth Fund –	Class B (comp)	0.75%	0.25%	1.00%
Invesco International Core Equity Fund –	Class B (comp)	0.75%	0.25%	1.00%
Invesco International Growth Fund –	Class B (comp)	0.75%	0.25%	1.00%

		12b-1PLAN
AIM INVESTMENT FUNDS		MAXIMUM DISTRIBUTION FEE*	MAXIMUM SHAREHOLDER SERVICES FEE	MAXIMUM AGGREGATE FEE
Invesco Balanced-Risk Allocation Fund –	Class B (comp)	0.75%	0.25%	1.00%
Invesco Balanced-Risk Commodity Strategy Fund –	Class B (comp)	0.75%	0.25%	1.00%
Invesco Greater China Fund –	Class B (comp)	0.75%	0.25%	1.00%
Invesco Developing Markets Fund –	Class B (comp)	0.75%	0.25%	1.00%
Invesco Emerging Markets Flexible Bond Fund –	Class B (comp)	0.75%	0.25%	1.00%
Invesco Endeavor Fund –	Class B (comp)	0.75%	0.25%	1.00%
Invesco Global Health Care Fund –	Class B (comp)	0.75%	0.25%	1.00%
Invesco International Total Return Fund –	Class B (comp)	0.75%	0.25%	1.00%
Invesco Pacific Growth Fund –	Class B (reim)	0.75%	0.25%	1.00%
Invesco Select Companies Fund –	Class B (comp)	0.75%	0.25%	1.00%

		12b-1PLAN
AIM INVESTMENT SECURITIES FUNDS		MAXIMUM DISTRIBUTION FEE*		MAXIMUM SHAREHOLDER SERVICES FEE		MAXIMUM AGGREGATE FEE
Invesco Corporate Bond Fund –	Class B (reim)	0.75%		0.25%		1.00%
Invesco Global Real Estate Fund –	Class B (comp)	0.75%		0.25%		1.00%
Invesco High Yield Fund –	Class B (comp)	0.75%		0.25%		1.00%
Invesco Government Money Market Fund –	Class B (comp) Class BX (reim)	0.65 0.65	% %	0.25 0.25	% %	0.90 0.90	% %
Invesco Real Estate Fund –	Class B (comp)	0.75%		0.25%		1.00%
Invesco U.S. Government Fund –	Class B (comp)	0.75%		0.25%		1.00%

		12b-1PLAN
AIM SECTOR FUNDS		MAXIMUM DISTRIBUTION FEE*		MAXIMUM SHAREHOLDER SERVICES FEE		MAXIMUM AGGREGATE FEE
Invesco American Value Fund –	Class B (reim)	0.75%		0.25%		1.00%
Invesco Comstock Fund –	Class B (reim)	0.75%		0.25%		1.00%
Invesco Dividend Income Fund –	Class B (comp)	0.75%		0.25%		1.00%
Invesco Energy Fund –	Class B (comp)	0.75%		0.25%		1.00%
Invesco Gold & Precious Metals Fund –	Class B (comp)	0.75%		0.25%		1.00%
Invesco Mid Cap Growth Fund –	Class B (reim)	0.75%		0.25%		1.00%

		12b-1PLAN
AIM SECTOR FUNDS		MAXIMUM DISTRIBUTION FEE*	MAXIMUM SHAREHOLDER SERVICES FEE	MAXIMUM AGGREGATE FEE
Invesco Small Cap Value Fund –	Class B (reim)	0.75%	0.25%	1.00%
Invesco Technology Fund –	Class B (comp)	0.75%	0.25%	1.00%
Invesco Technology Sector Fund –	Class B (reim)	0.75%	0.25%	1.00%
Invesco Value Opportunities Fund –	Class B (reim)	0.75%	0.25%	1.00%

		12b-1PLAN
AIM TAX-EXEMPT FUNDS		MAXIMUM DISTRIBUTION FEE*	MAXIMUM SHAREHOLDER SERVICES FEE	MAXIMUM AGGREGATE FEE
Invesco High Yield Municipal Fund –	Class B (reim)	0.75%	0.25%	1.00%
Invesco Intermediate Term Municipal Income Fund –	Class B (reim)	0.75%	0.25%	1.00%
Invesco Municipal Income Fund –	Class B (reim)	0.75%	0.25%	1.00%
Invesco New York Tax Free Income Fund –	Class B (reim)	0.75%	0.25%	1.00%

Notes:

*	Distribution Fees may also include Asset Based Sales Charges